UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2021

ZOMEDICA CORP.
(Exact name of registrant as specified in its charter)

Alberta, Canada	001-38298	N/A
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 Phoenix Drive, Suite 125, Ann Arbor, Michigan	48108
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (734) 369-2555

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	ZOM	NYSE American

Item 5.08	Shareholder Director Nominations

Zomedica Corp. (the “Company”) has scheduled its 2021 annual meeting of shareholders (the “Meeting”) to be held on July 30, 2021 at 8:30 a.m. (Toronto time) and established June 10, 2021 as the record date for determining shareholders entitled to notice of, and to vote at, the Meeting. Due to concerns regarding the coronavirus outbreak and to assist in protecting the health and well-being of its shareholders and employees, the Company is holding the Meeting as a virtual-only meeting, which will be conducted via live audio online webcast.

Because the date of the Meeting will be more than 30 days from the anniversary of the Company’s 2020 annual meeting of shareholders, the deadline for submission of proposals by shareholders for inclusion in the Company’s proxy materials in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), will be the close of business on June 2, 2021, which the Company has determined to be a reasonable time before it expects to begin to print and distribute its proxy materials prior to the Meeting. Any such proposal must also meet the requirements set forth in the rules and regulations of the Exchange Act in order to be eligible for inclusion in the proxy materials for the Meeting.

The Business Corporations Act (Alberta) (the “Act”) also permits shareholders to submit proposals for consideration at an annual meeting. In order to be considered at the Meeting, a proposal under the Act must be received by the Company by not later than June 28, 2021. A shareholder submitting a proposal must satisfy the requirements of the Act (including share ownership requirements), and the Company may disregard a proposal in the circumstances described in the Act.

In accordance with the Company’s By-laws, any shareholder who intends to nominate a person for election as a director must provide notice (“Shareholder Notice”) to the Secretary of the Company on or before 5 p.m. (Calgary time) on June 30, 2021. Any Shareholder Notice must comply with the specific requirements set forth in the Company’s By-laws in order to be considered at the Meeting. The Shareholder Notice must be provided to the Secretary by personal delivery, by email or by facsimile transmission so that it is received in accordance with the By-laws by the deadline stipulated above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZOMEDICA CORP.

Date: April 21, 2021	By: /s/ Ann Marie Cotter
Name: Ann Marie Cotter
Title: Chief Financial Officer